Exhibit (2)(s)

     MERCANTILE ABSOLUTE RETURN FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
MERCANTILE LONG-SHORT MANAGER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that Scott J. Liotta, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Fund LLC, Mercantile Alternative Strategies Fund LLC and Mercantile Long-Short Manager Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as treasurer of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Scott J. Liotta

Scott J. Liotta

Date: March 28, 2005

     MERCANTILE ABSOLUTE RETURN FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
MERCANTILE LONG-SHORT MANAGER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that L. White Matthews, III, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Fund LLC, Mercantile Alternative Strategies Fund LLC and Mercantile Long-Short Manager Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ L. White Matthews, III

L. White Matthews, III

Date: November 18, 2004

     MERCANTILE ABSOLUTE RETURN FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
MERCANTILE LONG-SHORT MANAGER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that Kevin A. McCreadie, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Fund LLC, Mercantile Alternative Strategies Fund LLC and Mercantile Long-Short Manager Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as president of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Kevin A. McCreadie

Kevin A. McCreadie

Date: November 18, 2004

     MERCANTILE ABSOLUTE RETURN FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
MERCANTILE LONG-SHORT MANAGER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that Decatur H. Miller, Esq., whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Fund LLC, Mercantile Alternative Strategies Fund LLC and Mercantile Long-Short Manager Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Decatur H. Miller, Esq.

Decatur H. Miller, Esq.

Date: November 18, 2004

     MERCANTILE ABSOLUTE RETURN FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
MERCANTILE LONG-SHORT MANAGER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that Dr. Edward D. Miller, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Fund LLC, Mercantile Alternative Strategies Fund LLC and Mercantile Long-Short Manager Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Dr. Edward D. Miller

Dr. Edward D. Miller

Date: November 18, 2004

     MERCANTILE ABSOLUTE RETURN FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
MERCANTILE LONG-SHORT MANAGER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that John R. Murphy, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Fund LLC, Mercantile Alternative Strategies Fund LLC and Mercantile Long-Short Manager Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a chairman and director of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ John R. Murphy

John R. Murphy

Date: November 18, 2004

     MERCANTILE ABSOLUTE RETURN FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
MERCANTILE LONG-SHORT MANAGER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that Thomas L. Owsley, Esq., whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Fund LLC, Mercantile Alternative Strategies Fund LLC and Mercantile Long-Short Manager Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas L. Owsley

Thomas L. Owsley

Date: February 17, 2005

     MERCANTILE ABSOLUTE RETURN FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
MERCANTILE LONG-SHORT MANAGER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that Dr. George R. Packard, III, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Fund LLC, Mercantile Alternative Strategies Fund LLC and Mercantile Long-Short Manager Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ George R. Packard, III

Dr. George R. Packard, III

Date: November 18, 2004

     MERCANTILE ABSOLUTE RETURN MASTER FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES MASTER FUND LLC
MERCANTILE LONG-SHORT MANAGER MASTER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that Scott J. Liotta, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Master Fund LLC, Mercantile Alternative Strategies Master Fund LLC and Mercantile Long-Short Manager Master Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as treasurer of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Scott J. Liotta

Scott J. Liotta

Date: August 31, 2005

     MERCANTILE ABSOLUTE RETURN MASTER FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES MASTER FUND LLC
MERCANTILE LONG-SHORT MANAGER MASTER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that L. White Matthews, III, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Master Fund LLC, Mercantile Alternative Strategies Master Fund LLC and Mercantile Long-Short Manager Master Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ L. White Matthews, III

L. White Matthews, III

Date: August 31, 2005

     MERCANTILE ABSOLUTE RETURN MASTER FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES MASTER FUND LLC
MERCANTILE LONG-SHORT MANAGER MASTER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that Kevin A. McCreadie, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Master Fund LLC, Mercantile Alternative Strategies Master Fund LLC and Mercantile Long-Short Manager Master Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as president of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Kevin A. McCreadie

Kevin A. McCreadie

Date: August 31, 2005

     MERCANTILE ABSOLUTE RETURN MASTER FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES MASTER FUND LLC
MERCANTILE LONG-SHORT MANAGER MASTER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that Decatur H. Miller, Esq., whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Master Fund LLC, Mercantile Alternative Strategies Master Fund LLC and Mercantile Long-Short Manager Master Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Decatur H. Miller, Esq.

Decatur H. Miller, Esq.

Date: August 31, 2005

     MERCANTILE ABSOLUTE RETURN MASTER FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES MASTER FUND LLC
MERCANTILE LONG-SHORT MANAGER MASTER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that Dr. Edward D. Miller, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Master Fund LLC, Mercantile Alternative Strategies Master Fund LLC and Mercantile Long-Short Manager Master Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Dr. Edward D. Miller

Dr. Edward D. Miller

Date: August 31, 2005

     MERCANTILE ABSOLUTE RETURN MASTER FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES MASTER FUND LLC
MERCANTILE LONG-SHORT MANAGER MASTER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that John R. Murphy, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Master Fund LLC, Mercantile Alternative Strategies Master Fund LLC and Mercantile Long-Short Manager Master Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a chairman and director of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ John R. Murphy

John R. Murphy

Date: August 31, 2005

     MERCANTILE ABSOLUTE RETURN MASTER FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES MASTER FUND LLC
MERCANTILE LONG-SHORT MANAGER MASTER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that Thomas L. Owsley, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Master Fund LLC, Mercantile Alternative Strategies Master Fund LLC and Mercantile Long-Short Manager Master Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas L. Owsley

Thomas L. Owsley

Date: August 31, 2005

     MERCANTILE ABSOLUTE RETURN MASTER FUND LLC
MERCANTILE ALTERNATIVE STRATEGIES MASTER FUND LLC
MERCANTILE LONG-SHORT MANAGER MASTER FUND LLC

     KNOW ALL PERSONS BY THESE PRESENTS, that Dr. George R. Packard, III, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Absolute Return Master Fund LLC, Mercantile Alternative Strategies Master Fund LLC and Mercantile Long-Short Manager Master Fund LLC (each a “Company”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Company’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ George R. Packard, III

Dr. George R. Packard, III

Date: August 31, 2005